UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 15, 2003

Date of Report (date of earliest event reported)

APPLE COMPUTER, INC.

(Exact name of Registrant as specified in its charter)

California	0-10030	94-2404110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Infinite Loop, Cupertino, CA 95014
(Address of principal executive offices)

(408) 996-1010
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Text of press release issued by Apple Computer, Inc. dated October 15, 2003.

99.2	Data sheet issued by Apple Computer, Inc. dated October 15, 2003.

Item 12.	Results of Operations and Financial Condition

On October 15, 2003, Apple Computer, Inc. (Apple) issued a press release regarding Apple’s financial results for its fourth fiscal quarter and fiscal year ended September 27, 2003 and a related data sheet. A copy of Apple’s press release is attached hereto as Exhibit 99.1 and a copy of the related data sheet is attached hereto as Exhibit 99.2.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE COMPUTER, INC.
Date: October 15, 2003
	By:	/s/ Fred D. Anderson
Fred D. Anderson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of press release issued by Apple Computer, Inc. dated October 15, 2003.

99.2	Data sheet issued by Apple Computer, Inc. dated October 15, 2003.